[Graphic]
Federated Government Income Securities, Inc.


12th Semi-Annual Report
August 31, 1998

Established 1986


President's Message

[Graphic]

Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was established in 1986, and I am pleased to present its 12th Semi-Annual Report. As of August 31, 1998, the fund's assets totaled $1.5 billion, serving over 45,000 shareholders. This report covers the first half of the fund's fiscal year which is the six-month period from March 1, 1998 through August 31, 1998. It begins with Kathy Foody-Malus, Vice President of Federated Advisers, discussing the economic influences on the bond market, the fund's performance, her strategies and outlook. During the six-month reporting period ended August 31, 1998, the fund's share price increased as individual and institutional investors purchased U.S. government securities as safe havens with attractive yields.

Following Kathy's discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's holdings in U.S. government securities, and third is the publication of the fund's financial statements.

The fund's portfolio focuses exclusively on a mix of government securities including Treasury, agency and mortgage-backed securities. At the end of the reporting period, 66% of the fund's assets were invested in mortgage-backed securities. These securities are issued by the Government National Mortgage Association, the Federal National Mortgage Corporation and the Federal Home Loan Mortgage Corporation, and are guaranteed as to principal by the U.S. government, its agencies or instrumentalities.*

Currently, the fund's duration target is five years, and the average coupon of its holdings is 7.17%. The fund's portfolio continues to be rated AAAf by Standard & Poor's Ratings Group, the highest quality rating available for a mutual fund.**

 * Fund shares are not guaranteed.

 ** An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change and do not remove market risks.

Over the six-month reporting period, the fund's shareholders experienced the price performance of U.S. Treasury securities-which have benefited from declining yields-and enjoyed the income advantage of the mortgage-backed securities market. The fund's total return was consistent with that of the overall 5-year Treasury market as well as the average U.S. government bond fund. Individual share class total return performance and income distributions follow.**

                 TOTAL     INCOME
                RETURN  DISTRIBUTIONS  NET ASSET VALUE INCREASE
Class A Shares   4.69%      $0.26       $8.84 to $8.99 = 1.69%
Class B Shares   3.97%      $0.23       $8.84 to $8.96 = 1.69%
Class C Shares   4.20%      $0.23       $8.84 to $8.98 = 1.69%
Class F Shares   4.58%      $0.26       $8.83 to $8.97 = 1.69%

The one-year total returns for the fund's Class A, B, C, and F Shares as of August 31, 1998 were 10.73%, 9.62%, 9.83%, and 10.74%, respectively, based on net asset value.**

Thank you for participating in the income opportunities of U.S. government securities through Federated Government Income
Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President
October 15, 1998

 ** Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns, based on offering price, for Class A, B, C, and F Shares were (0.06%), (1.69%), 3.16%, and 2.49%, respectively, for the six-month reporting period. The fund's one-year total returns as of August 31, 1998, based on offering price, for Class A, B, C, and F Shares were 5.73%, 3.77%, 8.74%, and 8.50%, respectively.


Investment Review

[Graphic]

Kathy Foody-Malus
Vice President
Federated Advisers

[Graphic]

WHAT ARE YOUR COMMENTS ON THE BOND MARKET OVER THE FIRST HALF OF THE FUND'S FISCAL YEAR, WHICH SAW MINIMAL INFLATION, EXTREME STOCK MARKET VOLATILITY AND OVERSEAS ECONOMIC DISTRESS?

During the first five months of the semi-annual reporting period, the U.S. Treasury market traded in a narrowly defined trading range of 25 basis points. However, this trend reversed during the month of August 1998 when the stock market started to crack due to disappointing earnings expectations. Other factors driving the U.S. Treasury market included the financial crises in Southeast Asia, Russia, Latin America, and the potential that these crises would spread to other countries. The U.S. Treasury market was the main beneficiary as the "flight to quality" sent bond prices soaring and yields plummeting to levels not seen in 30 years. The 30-year Treasury yield as of August 31, 1998 was 5.26%.

[Graphic]

HOW EXTENSIVE WAS THE FLIGHT TO QUALITY TO TREASURIES DURING THE REPORTING PERIOD, AND HOW DID THE MORTGAGE-BACKED SECURITIES MARKET FARE RELATIVE TO THE TREASURY MARKET?

The massive flight to quality occurred during August 1998. This was due to investors bailing out of equities and lower quality fixed-income spread sectors. Although mortgage-backed securities did underperform U.S. Treasuries during this period, they outperformed lower quality fixed-income spread products. For example, during the month of August, the mortgage-backed securities market underperformed U.S. Treasuries by 0.88% compared to investment-grade corporate bonds, which underperformed by 2.66%. An area of concern for mortgage-backed securities investors has been the potential increase in refinancing activity. However, the difference between today's refinancing wave versus the one that occurred in the early 1990s is significant. During the early 1990s, many homeowners were able to take advantage of a significant refinancing opportunity for the first time and did so with a vengeance. Since we have been in an environment of relatively low rates for a number of years, the potential refinancing advantages have not been as sensational.

[Graphic]

WHAT HAS BEEN YOUR STRATEGY FOR THE FUND IN THESE MARKET CONDITIONS?

The strategy of the fund continues to be balancing the price performance of U.S. Treasury securities with the income advantage of the mortgage-backed securities market. In this historically low interest rate environment, the portfolio continues to favor mortgage-backed securities that are less sensitive to prepayments. These securities are issued by the Government National Mortgage Association ("GNMA"), and are backed by the full faith and credit of the U.S. government. The typical GNMA borrower tends to be slower to take advantage of refinancing due to income constraints and the inability to finance the up-front costs. The U.S. Treasury component favors the longer maturity sector to aid in maintaining the overall portfolio duration of 5 years.

[Graphic]

HOW WAS THE FUND'S PORTFOLIO ALLOCATED AT THE END OF THE REPORTING
PERIOD?

The portfolio continued to have a more than 70% weighting in mortgage-backed securities due to attractive valuations versus other high-grade, fixed-income assets. As of August 31, 1998, the portfolio composition was:

                                            Percentage of
                                              Net Assets
Federal National Mortgage Association            31.8%
U.S. Treasury and Agency Obligations             26.5%
Government National Mortgage Association         27.7%
Federal Home Loan Mortgage Corporation           12.0%

[Graphic]

HOW DID FEDERATED GOVERNMENT INCOME SECURITIES, INC. PERFORM FOR ITS SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME FOR THE SIX-MONTH REPORTING PERIOD ENDED AUGUST 31, 1998?

For the first half of the fund's fiscal year, Class A Shares of the fund produced a total return of 4.69%, based on net asset value. Class B, C, and F Shares produced total returns of 3.97%, 4.20%, and 4.58%, respectively, based on net asset value.*

The fund's returns kept pace with those of the market overall. For the six-month reporting period ended August 31, 1998, the Merrill Lynch 5- Year and 10-Year Treasury Indexes returned 5.48% and 7.03%, respectively.** For the same period, the total return for the Lipper General U.S. Government Funds Average was 4.84%.+

In terms of income, the fund's Class A, B, C, and F Shares paid monthly dividends totaling $0.26, $0.23, $0.23, and $0.26 per share, respectively.

 * Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, C, and F Shares were (0.06%), (1.69%), 3.16%, and 2.49%, respectively, for the six-month reporting period.

 ** Merrill Lynch 5-Year and 10-Year Treasury Note Indexes comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. These indexes are unmanaged, and investments cannot be made in an index.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.

[Graphic]

WITH THE RECENT FEDERAL RESERVE BOARD EASING, OR CUTS IN RATES, WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF THE FUND'S FISCAL YEAR, AND HOW MAY IT IMPACT YOUR STRATEGY?

Chairman Greenspan, throughout the month of September 1998, expressed concern that the Asian contagion is far from being under control. The impact to the U.S. economy could produce economic "headwinds" that would slow U.S. growth into 1999. The typical time period for the economy to feel the impact of an interest rate movement is 6 to 9 months. In recent speeches, Greenspan and other Federal Reserve Board governors have indicated that they could move sooner to head off an economic slowdown in the U.S.

[Graphic]

WHAT DOES AN INTEREST RATE CUT MEAN TO SHAREHOLDERS OF FEDERATED GOVERNMENT INCOME SECURITIES, INC.?

The current portfolio composition of two-thirds mortgage-backed securities and one-third U.S. Treasuries should benefit shareholders. The potential reward is in the form of capital appreciation from U.S. Treasuries as rates decline and an attractive income stream from mortgage-backed securities in a lower rate environment.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $13,000 IN THE CLASS F SHARES OF FEDERATED GOVERNMENT INCOME SECURITIES, INC. ON 4/4/86, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $31,831 ON 8/31/98. YOU WOULD HAVE EARNED A 7.49%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/98, the Class A Shares' average annual 1-year and since- inception (8/5/96) total returns were 5.93% and 7.14%, respectively. Class B Shares' average annual 1-year and since-inception (8/5/96) total returns were 4.13% and 6.69%, respectively. Class C Shares' average annual 1-year and since-inception (8/5/96) total returns were 8.91% and 8.68%, respectively. Class F Shares' average annual 1-year, 5-year, and 10-year total returns were 8.65%, 6.47%, and 7.92%, respectively.

[Graphic]   See appendix A1.

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total return stated takes into account the 4.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and the 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 12 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $21,288.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $13,000, but your account would have reached a total value of $21,288* by 8/31/98. You would have earned an average annual total return of 7.47%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic]   See appendix A2

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR CURRENT INCOME

Twelve years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Class F Shares of Federated Government Income Securities, Inc. because the fund invests in government securities which traditionally are some of the safest, most creditworthy securities issued in America.+

They like the way they can use their account for an occasional extravagance-like the $50,000 Jaguar they bought to celebrate their anniversary-without touching their original principal.

The Laughlin's account totaled $244,854 as of August 31, 1998 for an average annual total return of 7.49%.*

[Graphic]   See appendix A3

 + Fund shares are not guaranteed and their value will fluctuate.

 * This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder.
Past performance does not guarantee future results.

Federated Government Income Securities, Inc.

Portfolio of Investments
August 31, 1998 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
LONG-TERM OBLIGATIONS--98.0%
               FEDERAL HOME LOAN BANK--1.5%
$ 22,325,000   5.925%, 4/9/2008                                              $   22,701,400
               FEDERAL HOME LOAN MORTGAGE CORP.--1.4%
  12,742,291   9.500%, 8/1/2016                                                  13,749,696
   8,266,116   7.500%, 1/1/2027                                                   8,490,872
               Total                                                             22,240,568
               FEDERAL HOME LOAN MORTGAGE CORP. REMIC--5.6%
  24,400,000   Series 1127-G, 8.500%, 8/15/2006                                  26,230,000
  10,000,000   Series 1347-I, 8.000%, 8/15/2022                                  10,652,000
   7,000,000   Series 2081-ED, 7.500%, (Interest only), 8/15/2028                 1,944,688
  22,000,000   Series 1591-PV, 6.250%, 10/15/2023                                22,258,280
  23,991,000   Series 2024-E, 6.000%, 1/15/2028                                  22,749,946
               Total                                                             83,834,914
               FEDERAL NATIONAL MORTGAGE ASSOCIATION--22.5%
  49,914,480   7.500%, 7/1/2028                                                  50,912,769
  48,000,000(a)7.000%, 9/1/2028                                                  48,885,120
  77,500,000(a)6.500%, 9/1/2028                                                  77,814,650
 101,620,347   6.500%, 6/1/2013 - 7/1/2028                                      102,202,581
  59,360,452   6.000%, 8/1/2013 - 7/1/2028                                       58,699,155
               Total                                                            338,514,275
               FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC--9.3%
  58,499,482   Series 97-33I, 8.500%, (Interest only), 4/25/2024                  4,021,839
  20,893,252   Series 97-33I, 8.000%, 10/25/2006                                 21,642,275
  25,000,000   Series 97-33I, 6.500%, 10/18/2012                                 25,564,563
  10,324,345   Series 97-33I, 6.500%, 2/25/2024                                  10,703,042
  30,000,000   Series 97-33I, 6.500%, 2/25/2024                                  29,985,000
  16,000,000   Series 97-33I, 6.500%, 3/25/2024                                  16,308,960
  13,970,000   Series 97-33I, 6.500%, 3/25/2024                                  14,459,788
  11,075,000   Series 97-33I, 6.250%, 10/25/2023                                 11,209,672
  52,000,000   Series 97-33I, (Interest-only Inverse), 2.844%, 5/18/2028          5,866,120
               Total                                                            139,761,259

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

PRINCIPAL
 AMOUNT                                                                          VALUE
LONG-TERM OBLIGATIONS--CONTINUED
               FEDERAL HOME LOAN MORTGAGE CORPORATION AGENCY DEBENTURE--5.0%
$ 73,800,000   5.750%, 7/15/2003 - 4/15/2008                                 $   74,565,778
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--27.1%
   1,108,228   13.000%, 1/15/2011 - 11/15/2014                                    1,303,664
   4,350,292   12.500%, 4/15/2010 - 7/15/2015                                     5,081,104
  19,670,768   12.000%, 5/15/2011 - 1/15/2016                                    22,824,940
   6,648,673   11.000%, 12/15/2009 - 10/15/2019                                   7,504,362
   5,268,031   10.500%, 3/15/2016                                                 5,891,976
     267,137   9.000%, 2/15/2009                                                    287,255
  37,233,000   8.000%, 9/15/2028                                                 38,629,238
  90,233,701   8.000%, 6/15/2017 - 2/15/2028                                     93,994,980
 107,460,696   7.500%, 4/15/2027 - 4/15/2028                                    110,684,512
  62,800,689   7.000%, 6/15/2028 - 8/15/2028                                     64,115,736
  56,615,107   6.500%, 10/15/2023 - 5/15/2024                                    57,322,796
               Total                                                            407,640,563
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION REMIC--0.6%
  14,233,060   Series 97-7PI, 8.0% (Interest Only), 5/16/2027                     3,807,343
  16,694,831   Series 97-13PI, 8.0% (Interest Only), 9/16/2027                    4,799,764
               Total                                                              8,607,107
               UNITED STATES TREASURY SECURITIES--25.0%
  22,000,000   12.000%, 5/15/2005                                                30,533,140
  14,600,000   11.250%, 2/15/2015                                                24,026,782
  27,300,000   10.750%, 8/15/2005                                                36,239,931
  15,000,000   9.250%, 2/15/2016                                                 21,451,050
  40,800,000   9.000%, 11/15/2018                                                58,453,344
  78,225,000   8.125%, 8/15/2019 - 5/15/2021                                    105,032,008
  39,500,000   5.875%, 9/30/2002                                                 40,716,205
  16,100,000   5.750%, 10/31/2002                                                16,526,328
   3,300,000   5.625%, 12/31/2002                                                 3,377,319
 115,000,000   0% Principal Strip, 8/15/2017 - 5/15/2018                         39,896,080
               Total                                                            376,252,187
               TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED COST $1,442,044,759)   1,474,118,051

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

PRINCIPAL
 AMOUNT                                                                          VALUE
(B)REPURCHASE AGREEMENTS--10.7%
$ 35,370,000   BT Securities Corp., 5.800%, dated 8/31/1998, due 9/1/1998    $   35,370,000
  77,619,000(c)(d)Morgan Stanley Group, Inc., 5.530%, dated 8/12/1998,
               due 9/14/1998                                                     77,619,000
  48,000,000(c)(d)Warburg Dillon Reed LLC, 5.530%, dated 8/6/1998,
               due 9/14/1998                                                     48,000,000
               TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)                  160,989,000
               TOTAL INVESTMENTS (IDENTIFIED COST $1,603,033,759)(E)         $1,635,107,051

 (a) Indicates securities subject to dollar roll transactions with a total market value of $126,699,770.
 (b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

 (c) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if credit of the issuer is downgraded.

 (d) Securities held as collateral for future dollar roll transactions.

 (e) The cost of investments for federal tax purposes amounts to $1,603,033,759. The net unrealized appreciation of investments on a federal tax basis amounts to $32,073,292 which is comprised of $37,817,173 appreciation and $5,743,881 depreciation at August 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,504,106,186) at August 31, 1998.

The following acronyms are used throughout this portfolio:

LLC  --Limited Liability Corporation
REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998 (UNAUDITED)

ASSETS:
Total investments in securities, at value
 (identified and tax cost $1,603,033,759)                                          $1,635,107,051
Income receivable                                                                      12,486,391
Receivable for investments sold                                                        29,411,938
Receivable for shares sold                                                              1,151,242
Total assets                                                                        1,678,156,622
LIABILITIES:
Payable for investments purchased                                    $ 38,879,144
Payable for shares redeemed                                             1,097,291
Income distribution payable                                             7,193,288
Payable for dollar roll transactions                                  126,280,889
Accrued expenses                                                          599,824
Total liabilities                                                                     174,050,436
NET ASSETS for 167,703,800 shares outstanding                                      $1,504,106,186
NET ASSETS CONSIST OF:
Paid in capital                                                                    $1,778,173,418
Net unrealized appreciation of investments                                             32,073,292
Accumulated net realized loss on investments                                         (307,468,884)
Undistributed net investment income                                                     1,328,360
Total Net Assets                                                                   $1,504,106,186
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($171,896,675 / 19,129,636 shares outstanding)                    $8.99
Offering Price Per Share (100/95.50 of $8.99)*                                              $9.41
Redemption Proceeds Per Share (100.00/100 of $8.99)                                         $8.99
CLASS B SHARES:
Net Asset Value Per Share ($20,720,720 / 2,311,469 shares outstanding)                      $8.96
Offering Price Per Share (100/100.00 of $8.96)                                              $8.96
Redemption Proceeds Per Share (94.50/100 of $8.96)**                                        $8.47
CLASS C SHARES:
Net Asset Value Per Share ($5,697,762 / 634,424 shares outstanding)                         $8.98
Offering Price Per Share (100/100.00 of $8.98)                                              $8.98
Redemption Proceeds Per Share (99.00/100 of $8.98)**                                        $8.89
CLASS F SHARES:
Net Asset Value Per Share ($1,305,791,029 / 145,628,271 shares outstanding)                 $8.97
Offering Price Per Share (100/99.00 of $8.97)*                                              $9.06
Redemption Proceeds Per Share (99.00/100 of $8.97)**                                        $8.88

 * See "What Shares Cost" in the Prospectus.
 **  See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest (net of dollar roll expense of $3,557,795)                                 $52,188,500
Expenses:
Investment advisory fee                                               $ 5,781,849
Administrative personnel and services fee                                 581,269
Custodian fees                                                             65,405
Transfer and dividend disbursing agent fees and expenses                  554,235
Directors'/Trustees' fees                                                  11,792
Auditing fees                                                              10,511
Legal fees                                                                  4,000
Portfolio accounting fees                                                  89,323
Distribution services fee--Class A Shares                                 191,890
Distribution services fee--Class B Shares                                  52,555
Distribution services fee--Class C Shares                                  14,972
Shareholder services fee--Class A Shares                                  191,890
Shareholder services fee--Class B Shares                                   17,518
Shareholder services fee--Class C Shares                                    4,991
Shareholder services fee--Class F Shares                                1,712,884
Share registration costs                                                   22,993
Printing and postage                                                       58,565
Insurance premiums                                                          7,235
Miscellaneous                                                              12,677
Total expenses                                                          9,386,554
Waivers--
Waiver of investment advisory fee                        $(1,552,433)
Waiver of distribution services fee--Class A Shares         (191,890)
Waiver of shareholder services fee--Class F Shares           (13,703)
Total waivers                                                          (1,758,026)
Net expenses                                                                          7,628,528
Net investment income                                                                44,559,972
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                      6,563,885
Net change in unrealized appreciation of investments                                 15,336,918
Net realized and unrealized gain on investments                                      21,900,803
Change in net assets resulting from operations                                      $66,460,775

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                  ENDED
                                                               (UNAUDITED)     YEAR ENDED
                                                                AUGUST 31,     FEBRUARY 28,
                                                                   1998            1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                         $   44,559,972  $   115,159,955
Net realized gain on investments ($6,563,885 and
$26,969,638, respectively, as computed for federal tax
purposes)                                                          6,563,885       29,943,557
Net change in unrealized appreciation                             15,336,918       14,565,744
Change in net assets resulting from operations                    66,460,775      159,669,256
NET EQUALIZATION CREDITS (DEBITS)--                                       --         (123,530)
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Class A Shares                                                    (4,505,110)      (6,962,087)
Class B Shares                                                      (377,882)        (388,908)
Class C Shares                                                      (105,489)        (139,249)
Class F Shares                                                   (39,155,661)    (107,135,838)
Change in net assets resulting from distributions to
shareholders                                                     (44,144,142)    (114,626,082)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                      85,968,965      186,850,576
Net asset value of shares issued to shareholders in payment
of distributions declared                                         20,136,776       60,263,685
Cost of shares redeemed                                         (205,116,368)    (489,191,268)
Change in net assets resulting from share transactions           (99,010,627)    (242,077,007)
Change in net assets                                             (76,693,994)    (197,157,363)
NET ASSETS:
Beginning of period                                            1,580,800,180    1,777,957,543
End of period (including undistributed net investment income
of $1,328,360 and $912,530, respectively)                     $1,504,106,186  $ 1,580,800,180

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       (UNAUDITED)
                                                        AUGUST 31,   YEAR ENDED FEBRUARY 28,
                                                           1998       1998      1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 8.84      $ 8.59    $ 8.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       0.26        0.62**    0.30
Net realized and unrealized gain (loss) on investments      0.15        0.22     (0.02)
Total from investment operations                            0.41        0.84      0.28
LESS DISTRIBUTIONS
Distributions from net investment income                   (0.26)      (0.59)    (0.32)
NET ASSET VALUE, END OF PERIOD                            $ 8.99      $ 8.84    $ 8.59
TOTAL RETURN(B)                                             4.69%      10.10%     3.34%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                    0.98%*      0.96%     1.03%*
Net investment income                                       6.47%*      7.13%     6.45%*
Expense waiver/reimbursement(c)                             0.45%*      0.49%     0.50%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $171,897    $138,554      $289
Portfolio turnover                                            94%        264%       97%

 * Computed on an annualized basis.
 ** Per share information is based upon the average number of shares outstanding.

 (a) Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       (UNAUDITED)
                       AUGUST 31, YEAR ENDED FEBRUARY 28,
                                1998 1998 1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 8.84       $ 8.59   $ 8.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.22         0.58     0.28
Net realized and unrealized gain (loss) on investments     0.13         0.20    (0.02)
Total from investment operations                           0.35         0.78     0.26
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.23)       (0.53)   (0.30)
NET ASSET VALUE, END OF PERIOD                           $ 8.96       $ 8.84   $ 8.59
TOTAL RETURN(B)                                            3.97%        9.34%    3.00%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.73%*       1.71%    1.71%*
Net investment income                                      5.71%*       6.51%    5.80%*
Expense waiver/reimbursement(c)                            0.20%*       0.24%    0.26%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $20,721      $10,819   $2,421
Portfolio turnover                                           94 %        264%      97%

 * Computed on an annualized basis.
 (a) Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                        ENDED
                                                      (UNAUDITED)
                       AUGUST 31, YEAR ENDED FEBRUARY 28,
                                1998 1998 1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 8.84       $ 8.59   $ 8.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.23         0.55     0.27
Net realized and unrealized gain (loss) on investments     0.14         0.23    (0.01)
Total from investment operations                           0.37         0.78     0.26
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.23)       (0.53)   (0.30)
NET ASSET VALUE, END OF PERIOD                           $ 8.98       $ 8.84   $ 8.59
TOTAL RETURN(B)                                            4.20%        9.29%    3.02%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   1.73%*       1.71%    1.71%*
Net investment income                                      5.81%*       6.21%    5.65%*
Expense waiver/reimbursement(c)                            0.20%*       0.24%    0.26%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                  $5,698       $2,836   $1,343
Portfolio turnover                                           94%         264%      97%

 * Computed on an annualized basis.
 (a) Reflects operations for the period from August 5, 1996 (date of initial public investment) to February 28, 1997.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS--CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                    SIX MONTHS
                                      ENDED
                                   (UNAUDITED)
                                     AUGUST 31,               YEAR ENDED FEBRUARY 28 OR 29,
                                      1998         1998         1997         1996         1995         1994
NET ASSET VALUE,
BEGINNING OF PERIOD                   $ 8.83       $ 8.59       $ 8.75       $ 8.55       $ 9.00       $ 9.44
INCOME FROM
INVESTMENT OPERATIONS
Net investment income                   0.26         0.61         0.55         0.62         0.63         0.68
Net realized and unrealized
gain (loss) on investments              0.14         0.24        (0.15)        0.20        (0.46)       (0.44)
Total from
investment operations                   0.40         0.85         0.40         0.82         0.17         0.24
LESS DISTRIBUTIONS
Distributions from
net investment income                  (0.26)       (0.61)       (0.56)       (0.62)       (0.62)       (0.68)
NET ASSET VALUE,
END OF PERIOD                         $ 8.97       $ 8.83       $ 8.59       $ 8.75       $ 8.55       $ 9.00
TOTAL RETURN(A)                         4.58%       10.19%        4.81%        9.87%        2.11%        2.63%
RATIOS TO AVERAGE NET ASSETS
Expenses                                0.98%*       0.96%        0.96%        0.96%        0.97%        0.97%
Net investment income                   6.21%*       6.87%        6.42%        6.96%        7.34%        7.39%
Expense waiver/reimbursement(b)         0.20%*       0.24%        0.26%        0.25%        0.23%        0.19%
SUPPLEMENTAL DATA
Net assets, end of period
(000 omitted)                     $1,305,791   $1,428,591   $1,773,905   $2,264,374   $2,538,013   $3,542,078
Portfolio turnover                        94%         264%          97%         161%         143%         134%

 * Computed on an annualized basis.
 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 1998 (UNAUDITED)

1. ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's objective is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS--U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $314,032,767, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

EXPIRATION YEAR   EXPIRATION AMOUNT
    2002            $  81,450,069
    2003              192,317,284
    2004               16,981,637
    2005               23,283,777

EQUALIZATION--Effective March 1, 1998, the Fund discontinued its use of equalization. Equalization is an accounting practice whereby a portion of the proceeds of sales and costs of redemptions of Fund shares is credited or charged to undistributed net investment income per share basis, as determined on the date of transaction. This change in accounting policy does not effect the Fund's net assets, net asset value per share, or net investment income. The financial statements included herein reflect the following reclass entry to close out accumulated equalization debits as of August 31, 1998.

       INCREASE (DECREASE)
                  UNDISTRIBUTED NET
PAID IN CAPITAL  INVESTMENT INCOME
   $(78,184)         $78,184

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when- issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS--The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA, and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER--Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At February 28, 1998, par value shares ($0.001 per share) authorized were as follows:

                      NUMBER OF PAR VALUE
 CLASS NAME        CAPITAL STOCK AUTHORIZED
Class A Shares             500,000,000
Class B Shares             500,000,000
Class C Shares             500,000,000
Class F Shares             500,000,000
  Total                  2,000,000,000

Transactions in capital stock were as follows:

                                                               SIX MONTHS ENDED                  YEAR ENDED
                                                               AUGUST 31, 1998               FEBRUARY 28, 1998
CLASS A SHARES                                              SHARES          AMOUNT          SHARES        AMOUNT
Shares sold                                                  6,460,143   $   57,428,342   17,863,053   $  154,174,787
Shares issued to shareholders in payment of distributions
declared                                                       354,854        3,144,458      686,406        6,011,544
Shares redeemed                                             (3,351,736)     (29,767,372)  (2,916,697)     (25,430,665)
  Net change resulting from Class A Share transactions       3,463,261   $   30,805,428   15,632,762   $  134,755,666

                                                               SIX MONTHS ENDED                  YEAR ENDED
                                                               AUGUST 31, 1998               FEBRUARY 28, 1998
CLASS B SHARES                                              SHARES          AMOUNT          SHARES        AMOUNT
Shares sold                                                  1,239,742   $   11,019,101    1,033,325   $    9,058,031
Shares issued to shareholders in payment of distributions
declared                                                        19,121          168,967       24,091          211,420
Shares redeemed                                               (171,187)      (1,516,486)    (115,339)      (1,007,902)
  Net change resulting from Class B Share transactions       1,087,676   $    9,671,582      942,077   $    8,261,549

                                                              SIX MONTHS ENDED                  YEAR ENDED
                                                               AUGUST 31, 1998               FEBRUARY 28, 1998
CLASS C SHARES                                              SHARES          AMOUNT          SHARES        AMOUNT
Shares sold                                                    677,341   $    6,022,717      370,357   $    3,245,060
Shares issued to shareholders in payment of distributions
declared                                                         5,922           52,213        9,162           80,022
Shares redeemed                                               (369,611)      (3,289,107)    (215,020)      (1,900,157)
  Net change resulting from Class C Share transactions         313,652   $    2,785,823      164,499   $    1,424,925

                                                              SIX MONTHS ENDED                  YEAR ENDED
                                                                AUGUST 31, 1998              FEBRUARY 28, 1998
CLASS F SHARES                                              SHARES          AMOUNT          SHARES        AMOUNT
Shares sold                                                  1,291,316   $   11,498,805    2,333,488   $   20,372,698
Shares issued to shareholders in payment of distributions
declared                                                     1,896,500       16,771,138    6,195,998       53,960,699
Shares redeemed                                            (19,422,084)    (170,543,403) (53,122,484)    (460,852,544)
  Net change resulting from Class F Share transactions     (16,234,268)  $ (142,273,460) (44,592,998)  $ (386,519,147)
    Net change resulting from share transactions           (11,369,679)  $  (99,010,627) (27,853,660)  $ (242,077,007)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                     PERCENTAGE OF AVERAGE
SHARE CLASS NAME    DAILY NET ASSETS OF CLASS
Class A Shares               0.25%
Class B Shares               0.75%
Class C Shares               0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1998, were as follows:

PURCHASES $1,430,474,192
SALES     $1,577,026,409

6. YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

DIRECTORS

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Richard B. Fisher

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA  15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107
8092706 (10/98)

[Graphic]

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/98. The "y" axis is measured in increments of $9,000 ranging from $0 to $36,000 and indicates that the ending value of a hypothetical initial investment of $13,000 (1,290 Shares) in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $31,831 (3,549 Shares) on 8/31/98.


A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/98. The "y" axis is measured in increments of $5,000 ranging from $0 to $25,000 and indicates that the ending value of a hypothetical initial investment of $1,000 (99
Shares) and subsequent yearly investments of $1,000 in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $21,288 (2,373 Shares) on 8/31/98.


A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 4/4/86 to 8/31/98. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of a hypothetical initial investment of $100,000 (9,930 Shares) in the fund's Class F Shares, assuming the reinvestment of capital gains and dividends, would have grown to $244,854 (27,297 Shares) on 8/31/98.